EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Utix Group, Inc. (the “Registrant”) on Form 10-KSB for the year ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Robert J. Corliss, President, Chief Executive Officer and Director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By:	/s/ Robert J. Corliss
Robert J. Corliss
President, Chief Executive Officer
and Director (Principal Executive Officer)
Dated this 8th day of January, 2008